UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 6, 2025

Date of Report (Date of earliest event reported)

Lulu’s Fashion Lounge Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41059	20-8442468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

195 Humboldt Avenue

Chico, California 95928

(Address of Principal Executive Offices) (Zip Code)

(530) 343-3545

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per Share	LVLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 6, 2025, Lulu’s Fashion Lounge Holdings, Inc. (the “Company”) received approval from the Nasdaq Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) to transfer the listing of the Company’s common stock, $0.001 par value per share (the “Common Stock”), from the Nasdaq Global Market to the Nasdaq Capital Market (the “Approval”). The Company’s Common Stock was transferred to the Nasdaq Capital Market effective as of the open of business on June 10, 2025, and will continue to trade under the symbol “LVLU.” The Nasdaq Capital Market operates in substantially the same manner as the Nasdaq Global Market, and listed companies must meet certain financial requirements and comply with Nasdaq’s corporate governance requirements.

As previously disclosed, on May 21, 2025, the Company received a letter from Nasdaq indicating that the Company was not in compliance with the minimum of $10 million of stockholders’ equity required for continued listing on the Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(1)(A), because the Company’s stockholders’ equity as reported in the Company’s Quarterly Report on Form 10-Q for the period ended March 30, 2025 was approximately $6.6 million. In response, the Company filed an application to transfer the listing of its Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market, which requires a minimum of $2.5 million of stockholders’ equity for continued listing.

As previously disclosed, on February 27, 2025, the Company received a letter from Nasdaq indicating that the Company was not in compliance with the minimum close bid price of $1.00 per share required for continued listing. The Company has 180 calendar days, or until August 26, 2025, to regain compliance with the minimum bid price rule. As part of the Approval, the Company will be afforded the remainder of this compliance period to comply with the minimum bid price requirement. As discussed below, at the Company’s Annual Meeting of Stockholders held on June 10, 2025 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a Reverse Stock Split (as defined below). The Board of Directors (“the Board”) subsequently approved the implementation of a Reverse Stock Split and a reverse stock split ratio of 1-for-15 in an effort to cure the minimum bid price deficiency. As a result, the Company intends to file an amendment to its Certificate of Incorporation to implement the Reverse Stock Split. The Company expects that upon the opening of trading on June 30, 2025, the Company’s Common Stock will trade on the Nasdaq Capital Market under the existing trading symbol “LVLU” on a split-adjusted basis.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2025, the Company held its Annual Meeting. A total of 39,858,319 shares of the Company’s Common Stock were present in person or represented by proxy at the Annual Meeting, representing approximately 92.81% of the Company’s outstanding Common Stock as of the April 16, 2025 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2025.

Item 1 — Election of three Class I directors for a term of office expiring on the date of the 2028 annual meeting of stockholders, and until their respective successors have been duly elected and qualified or until each such director’s earlier death, resignation or removal.

	FOR	WITHHOLD	BROKER NON-VOTE
Dara Bazzano	34,960,976	642,414	4,254,929
John Black	34,137,072	1,466,318	4,254,929
Kelly McCarthy	33,632,187	1,971,203	4,254,929

Item 2 — Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

39,516,356	27,720	314,243	0

Item 3 — Approval of an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock, using a split ratio of not less than 1-for-2 and not more than 1-for-22, with the exact ratio to be determined in the sole discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion within one year of the date the proposal is approved by stockholders (a “Reverse Stock Split”).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

38,674,066	686,485	497,768	0

Based on the foregoing votes, Dara Bazzano, John Black and Kelly McCarthy were elected to the Board, and Items 2 and 3 were approved.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K (“Form 8-K”) regarding matters that may occur in the future are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements in this Form 8-K regarding any potential impact of the transfer of the listing of the Company’s Common Stock to the Nasdaq Capital Market or the regaining of compliance with the Nasdaq listing rules. Such statements are subject to risks and uncertainties, and actual results may differ materially from those expressed or implied by such forward-looking statements. In particular, the Company’s ability to regain compliance with the minimum bid price rule and the Company’s ability to maintain compliance with the Nasdaq listing standards in the future and maintain the listing of its Common Stock on the Nasdaq Capital Market, could cause results to differ materially from those expressed or implied by such forward-looking statements. These and other important factors discussed under the caption “Risk Factors” in Lulus’ Annual Report on Form 10-K for the fiscal year ended December 29, 2024, Part II, Item 1A, “Risk Factors” in Lulus’ Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2025 and its other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Form 8-K. The forward-looking statements in this Form 8-K are based upon information available to us as of the date of this Form 8-K, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. These forward-looking statements speak only as of the date of this Form 8-K. The Company undertakes no obligation to update any forward-looking statement in this Form 8-K, except as required by law.

Item 7.01. Regulation FD Disclosure.

On June 9, 2025, the Company issued a press release announcing the approval of the transfer of the listing of the Company’s Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market.

The information contained or incorporated in this Item 7.01 of this Form 8-K is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release issued by Lulu’s Fashion Lounge Holdings, Inc. on June 9, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2025	LULU’S FASHION LOUNGE HOLDINGS, INC.

	By:	/s/ Crystal Landsem
Crystal Landsem
Chief Executive Officer